                              ARTHUR ANDERSEN LLP

                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of this registration statement.


Phoenix, Arizona,
January 22, 1997